                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                 PS GROUP INC.
- --------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


- --------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[_]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[X]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

[PS GROUP LOGO]

FOR IMMEDIATE RELEASE
- ---------------------



                        PS GROUP 1996 ANNUAL MEETING OF
                       STOCKHOLDERS ADJOURNED TO JUNE 5



     SAN DIEGO, CA -- May 28, 1996. PS Group, Inc. (NYSE Symbol:PSG) announced today that, as anticipated in its May 21, 1996 press release, its 1996 Annual Meeting of Stockholders convened today was adjourned until 10:00 a.m. local time, on June 5, 1996 at the Sheraton Grande Hotel in Los Angeles. At the adjourned meeting, stockholders will vote on the election of the two Board nominees for election as directors and vote on the company's pending reorganization plan. By reason of previously announced commitments of several stockholders, the election of the nominees and the approval of the reorganization is expected.

                                     # # #

                                    CONTACT:

LAWRENCE A. GUSKE                                  DANIEL H. BURCH
PS GROUP, INC.                                     MACKENZIE PARTNERS, INC.
(619)642-2982                                      (212)929-5749